 Summary Prospectus, Prospectus and

Statement of Additional Information Supplement

September 16, 2026

Supplement dated September 16, 2026 to

the Morgan Stanley ETF Trust

Summary Prospectus, Prospectus and Statement of Additional Information dated January 28, 2026, as supplemented

Eaton Vance Short Duration Municipal Income ETF (the “Fund”)

Morgan Stanley ETF Trust

At a meeting held on April 22-23, 2026, the Board of Trustees (the “Board”) of Morgan Stanley ETF Trust (the “Acquiring Fund Trust”) unanimously approved the reorganization of Eaton Vance National Limited Maturity Municipal Income Fund (the “Acquired Fund”), a series of Eaton Vance Investment Trust (the “Acquired Fund Trust”), into Eaton Vance Short Duration Municipal Income ETF (the “Acquiring Fund”), a series of the Acquiring Fund Trust (the “Reorganization”).

The Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Acquiring Fund, determined that the Reorganization and the Acquiring Fund’s participation in the Reorganization is in the best interests of the Acquiring Fund and the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The Board of Trustees of the Acquired Fund Trust also approved the Reorganization with respect to the Acquired Fund.

If approved by shareholders of the Acquired Fund, the Reorganization would be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”). Shareholders of the Acquiring Fund are not being asked to approve the Reorganization. Subject to Acquired Fund shareholder approval, and if certain other closing conditions are satisfied or waived, the Reorganization is anticipated to occur before the open of trading on or about January 25, 2027 (the “Closing Date”).

The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s liabilities and shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund shares that are held in a brokerage account that can accept shares of an ETF, followed immediately by the distribution by the Acquired Fund to Acquired Fund shareholders of the portion of Acquiring Fund Shares to which the Acquired Fund shareholder is entitled (and cash with respect to any fractional shares), in accordance with the Plan.

The Reorganization is intended to qualify as a tax-free reorganization under Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended.

The Acquiring Fund may, prior to the Closing Date of the Reorganization, declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of the Acquiring Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

Please retain this supplement for future reference.

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